UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2026
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Solana Company
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38445 (Commission File Number)	36-4787690 (I.R.S. Employer Identification Number)
1650 Market Street, Suite 3600 PMB 17139084 Philadelphia, PA 19103
(Address of principal executive offices and zip code)
(267) 207-2717
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	HSDT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 - Regulation FD Disclosure

On September 30, 2026, Solana Company (the “Company”) issued a press release announcing the terms of the Registered Direct Offering (as defined below), a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 - Other Events

Registered Direct Offering

On September 30, 2026, the Company entered into securities purchase agreements (the “RDO Purchase Agreements”) with the purchasers named therein (the “Purchasers”), pursuant to which (i) the Company issued and sold to the Purchasers, in a registered direct offering (the “Registered Direct Offering”), an aggregate of 4,369,356 shares (the “Shares”) of the Company’s Class A common stock, $0.001 par value per share at a purchase price of $3.433 per share and (ii) warrants to purchase up to an aggregate of 4,369,356 shares of Common Stock at an exercise price of $3.776 per share (the “Common Warrants”).

The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $15 million, before deducting placement agent’s fees and other offering expenses. The net proceeds to the Company from the Registered Direct Offering are expected to be approximately $14.3 million. The Company currently plans to use the net proceeds from the Registered Direct Offering for accumulating SOL, working capital and general corporate purposes, business expansion and other strategic initiatives.

The Registered Direct Offering is expected to close on or about October 1, 2026, subject to satisfaction of customary closing conditions. The RDO Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the RDO Purchase Agreements were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Registered Direct Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-290429), as amended, that became effective on April 8, 2026, and a related base prospectus and prospectus supplement (the “Prospectus Supplement”) thereunder.

Terms of the Common Warrants

Each Common Warrant is exercisable for one share of Common Stock at an exercise price of $3.776 per share. The Common Warrants will be exercisable upon issuance, and will expire 5.5 years following the date of issuance.

The exercise price and the number of shares issuable upon exercise of the Common Warrants are subject to customary adjustments in the case of stock dividends, stock splits, pro rata distributions, and similar events in respect of the Common Stock. A holder (together with its affiliates) of a Common Warrant will not be entitled to exercise any portion of such Common Warrant that, upon giving effect to such exercise would cause the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates) to exceed 4.99% (or, upon election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately prior to or after giving effect to the exercise, subject to such holder’s rights under the Common Warrants to increase or decrease such percentage to another percentage not in excess of 9.99% upon at least 61 days’ prior notice to the Company.

Placement Agency Agreement

The Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Clear Street (the “Placement Agent”) to act as exclusive placement agent in connection with this offering on a reasonable best efforts basis. The Placement Agent is not purchasing the securities offered by the Company in this offering and is not required to arrange the purchase or sale of any specific number or dollar amount of securities. Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 4.0% of the aggregate gross proceeds raised in the Registered Direct Offering and reimbursement of certain expenses incurred by the Placement Agent in connection with the Registered Direct Offering.

The foregoing descriptions of the terms and conditions of the RDO Purchase Agreements, the Common Warrants and the Placement Agency Agreement, do not purport to be complete and are each qualified in its entirety by the full text of the form of such documents attached as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

In connection with the filing of the prospectus supplement for the Registered Direct Offering, the Company is filing a legal opinion of its counsel, Cooley LLP, regarding the validity of the Shares being issued in the Registered Direct Offering, a copy of which is attached as Exhibit 5.1 to this Current Report.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
4.1	Form of Warrant Agreement, by and among Solana Company and the Purchasers, dated September 30,2026.
10.1	Form of Securities Purchase Agreement, by and among Solana Company and the Purchasers, dated September 30, 2026.
10.2	Placement Agency Agreement, between the Company and Clear Street LLC, dated September 30, 2026.
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (Included in Exhibit 5.1).
99.1	Press Release, dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to the Company’s expectations regarding the proceeds that the Company expects to receive from the Registered Direct Offering and the intended use of proceeds from the Registered Direct Offering. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including, without limitation, market conditions as well as risks and uncertainties inherent in the Company’s business. For a discussion of these and other factors, please refer to the risk factors included in the Company’s Annual Report on Form 10-K, and the Company’s Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of September, 2026.

SOLANA COMPANY

By:	/s/ Agustina Gani Tjandrasuwita
Name:	Agustina Gani Tjandrasuwita
Title:	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary